UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

DEVON ENERGY CORPORATION
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on June 7, 2017.

DEVON ENERGY CORPORATION

DEVON ENERGY CORPORATION
333 W. SHERIDAN AVE.
OKLAHOMA CITY, OK 73102

Meeting Information
Meeting Type: Annual Meeting
For holders as of: April 10, 2017
Date: June 7, 2017 Time: 8:00 a.m. local time
Location: Devon Energy Center Auditorium
333 W. Sheridan Ave.
Oklahoma City, Oklahoma
You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 24, 2017 to facilitate timely delivery.

—  How To Vote  —

Please Choose One of the Following Voting Methods

Vote In Person:    Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends a vote “FOR” the nominees listed in Agenda Item 1.

1.	Election of Directors

	Nominees:

	01)	Barbara M. Baumann	06)	Robert A. Mosbacher, Jr.
	02)	John E. Bethancourt	07)	Duane C. Radtke
	03)	David A. Hager	08)	Mary P. Ricciardello
	04)	Robert H. Henry	09)	John Richels
	05)	Michael M. Kanovsky

The Board of Directors recommends a vote “FOR” Agenda Item 2.
2.	Advisory Vote to Approve Executive Compensation.

The Board of Directors recommends a vote for “ONE YEAR” for Agenda Item 3.

3.	Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation.

The Board of Directors recommends a vote “FOR” Agenda Item 4.

4.	Ratify the Appointment of the Company’s Independent Auditors for 2017.

The Board of Directors recommends a vote “FOR” Agenda Item 5.

5.	Approve the Devon Energy Corporation Annual Incentive Compensation Plan.

The Board of Directors recommends a vote “FOR” Agenda Item 6.

6.	Approve the Devon Energy Corporation 2017 Long-Term Incentive Plan.

The Board of Directors recommends a vote “AGAINST” Agenda Item 7.

7.	Report on Public Policy Advocacy Related to Energy Policy and Climate Change.

The Board of Directors recommends a vote “AGAINST” Agenda Item 8.

8.	Assessment on the Impact of Global Climate Change Policies.

The Board of Directors recommends a vote “AGAINST” Agenda Item 9.

9.	Report on Lobbying Policy and Activity.

The Board of Directors recommends a vote “AGAINST” Agenda Item 10.

10.	Assessment of Benefits and Risks of Using Reserve Additions as a Compensation Metric.

11.	OTHER MATTERS